SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): December 11, 2003
                                                           -----------------

                                   Alloy, Inc.
             (Exact name of registrant as specified in its charter)



  Delaware                      0-26023                  04-3310676
  ---------                   -------------          -------------------
(State or other                (Commission             (IRS Employer
jurisdiction of                File Number)           Identification No.)
 incorporation)


151 West 26th Street, 11th Floor, New York, New York               10001
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


         Registrant's telephone number, including area code: (212) 244-4307
                                                             --------------


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Item 9. Regulation FD Disclosure (pursuant to Item 12).

Pursuant to the interim guidance provided in Release No. 33-8216, the disclosure being furnished in this Current Report on Form 8-K is being provided under "Item
12. Results of Operations and Financial Condition."

On December 11, 2003, Alloy, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 to announce its third quarter results for fiscal year 2003.

Use of Non-GAAP Financial Information

To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses the non-GAAP measure of earnings before interest and other income/expense, income taxes, depreciation and amortization, stock-based compensation expense and restructuring charges ("Adjusted EBITDA"). By presenting Adjusted EBITDA, the Company intends to provide investors a better understanding of the core operating results and underlying trends to measure past performance as well as prospects for the future. The Company evaluates operating performance based on several measures, including Adjusted EBITDA, as the Company believes it is an important measure of the operational strength of its businesses.

The non-GAAP  measure  included in the press release  attached hereto as Exhibit
99.1 has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Exhibit
Number          Description
------          -----------

99.1 Press release dated December 11, 2003: Alloy Announces Third Quarter Financial Results



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALLOY, INC.
                                    (Registrant)



Date: December 15, 2003             /s/ Samuel A. Gradess
                                    ----------------------------------------
                                    Samuel A. Gradess, Chief Financial Officer




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

                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

99.1 Press release dated December 15, 2003: Alloy Announces Third Quarter Financial Results





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